PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED FEBRUARY 9, 2015

TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014

AS SUPPLEMENTED SEPTEMBER 9, 2014

This Supplement updates information contained in the Statement of Additional Information for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2014 as supplemented September 9, 2014.  Please keep this Supplement together with your Prospectus and Statement of Additional Information for future reference.

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Payments to Dealers

In addition to sales charges and Rule 12b-1 distribution fees discussed above, PGIMC, PGFD and/or their affiliates (collectively, the “Pacific Global Group” or “PGG”) may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds.  PGG makes these payments from its own profits, from the Distributor’s retention of underwriting concessions and from payments to the Distributor under Rule 12b-1 plans.  In the case of sub-accounting payments, the PGG will be reimbursed by the Funds for such payments.  These additional cash payments are described below.  The categories described below are not mutually exclusive.  The same financial intermediary, or one or more of its affiliates, may receive payments under more than one or all categories.  Most financial intermediaries that sell shares of the Funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis.  Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another.  PGG does not make an independent assessment of the cost of providing such services and the total payments received by a financial intermediary from PGG may be different from, and greater than, payments received by other financial intermediaries.  The financial intermediaries listed below received one or more types of the following payments during the prior calendar year.  This list is not necessarily current and will change over time.  Certain arrangements may be under negotiation, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below.  Accordingly, please contact your financial intermediary to determine whether they currently may be receiving such payments and to obtain further information regarding such payments.

Financial Support Payments

PGG makes financial support payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits the Distributor/PGG receives when these payments are made include, among other things, placing the Funds on the financial intermediary’s fund sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Financial support payments are sometimes referred to as “shelf space” payments as these payments compensate the financial intermediary for including the Funds in its fund sales system (that is, on its sales shelf).  PGG compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales of Retirement Plans or fee based adviser programs-some of which may generate certain other payments described below).

The financial support payments PGG makes may be calculated on sales of shares of Funds (“Sales-Based” Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial intermediary during the particular period.  Such payments may also be calculated on the average daily net sales of the applicable Funds attributable to that particular financial intermediary (“Asset-Based” Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period.  Sales-Based Payments primarily create incentives to make new sales of shares of the Funds; Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts.  PGG may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Fund Sub-Transfer Agent and Networking Payments

PGIMC and/or its affiliates may make arrangements for a Fund to make payments, directly or through PGIS that will be reimbursed by the Fund, to selected financial intermediaries (such as brokers or third party administrators) for providing certain services with respect to investors who indirectly hold Class A and Class C shares of a Fund through dealer-maintained brokerage accounts, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; account level tax reporting; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.  The actual services provided, and the payments made for such services, may vary from firm to firm.  For these services, a Fund may pay annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts.  These amounts would be in addition to amounts paid by the Funds to PGIS or other service providers.  To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell a Fund’s shares.

Other Cash Payments

From time to time, PGG, at its expense and out of their own resources, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of a Fund.  Such compensation provided by PGG may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems, financial assistance to financial intermediaries that enable PGG to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).  PGG makes payment for entertainment events they deem appropriate, subject to PGG guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

PGG is motivated to make these payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries.  To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts.  PGG benefits from the incremental management and other fees paid to PGG by the Funds with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus.  You can ask your financial intermediary about any payments it receives from PGG or the Funds, as well as about fees and/or commissions it charges.  You should consult disclosures made by your financial intermediary at the time of purchase.

The financial intermediaries that receive one or more of the types of payments described above include: Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Ameriprise Financial Services, Inc., Charles Schwab & Co., Inc., Fidelity National Financial Services LLC, LPL Financial, and Pershing LLC.